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                                                                 Exhibit 10.12







                             ACNIELSEN ERATINGS.COM

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                                  COMMON STOCK
                               PURCHASE AGREEMENT

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                               SEPTEMBER 22, 1999


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                             ACNIELSEN ERATINGS.COM

                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (the "Agreement") is made as of September 22, 1999 by and among ACNielsen eRatings.com, a Delaware corporation (the "Company"), and NetRatings, Inc., a Delaware corporation (the "Purchaser").

                                  SECTION 1

                     AUTHORIZATION AND SALE OF COMMON STOCK

     1.1 AUTHORIZATION. On or before the Closing (as defined in Section 2), the Company will authorize the sale and issuance of up to 1,990,000 shares (the "Shares") of its common stock, par value $.001 per share ("Common Stock"), having the rights and privileges as set forth in the Certificate of Incorporation (the "Certificate") in substantially the form attached to this Agreement as EXHIBIT A.

     1.2 SALE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to Purchaser, 1,990,000 shares of the Company's Common Stock (being 19.9% of the issued and outstanding voting securities of the Company), for an aggregate purchase price of $1,990.

                                  SECTION 2

                            CLOSING DATE, DELIVERY

    2.1 CLOSING DATE. The closing shall be held at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022 on September 22, 1999, (the "Closing") or at such other time and place upon which the Company and the Purchaser shall agree.

    2.2 DELIVERY. At the Closing, the Company will deliver to Purchaser a certificate registered in the Purchaser's name as set forth on the signature page hereto, representing the number of Shares to be issued to Purchaser at the Closing. At the Closing, delivery of the certificate for the Shares will be made against delivery to the Company of the purchase price therefore by
(i) check payable to the Company, (ii) wire transfer according to the Company's instructions, or (iii) any combination of the foregoing.

                                  SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Purchasers as follows:


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    3.1  CORPORATE ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized and existing under and is in good standing under the laws of the State of Delaware. The Company has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is not qualified to do business as a foreign corporation in any jurisdiction and such qualification is not presently required in any jurisdiction where a failure to so qualify would have a material adverse effect on the Company.

    3.2 CAPITALIZATION. Immediately prior to the Closing, the authorized capital stock of the Company shall consist of:

         (a) PREFERRED STOCK. A total of two million (2,000,000) shares of preferred stock, par value $.001 per share, one share of which is issued and outstanding as Class A Preferred Stock.

         (b) COMMON STOCK. A total of twenty million (20,000,000) shares of Common Stock, none of which are issued and outstanding as of the date hereof. Except as contemplated by this Agreement, the Rights Agreement (as defined below) and the Stockholders Agreement (as defined below), there are no other outstanding warrants, options, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company. Other than the Stockholders Agreement (as defined below), the Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

    3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of all obligations under this Agreement and for the sale, issuance and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement, the Operating Agreement attached hereto as EXHIBIT B, the License Agreement attached hereto as EXHIBIT C, and the Rights Agreement attached hereto as EXHIBIT D (the "Rights Agreement"), when executed and delivered by the Company, will constitute legally binding and valid obligations of the Company, enforceable in accordance with their terms. The Stockholders Agreement attached hereto as EXHIBIT E (the "Stockholders Agreement"), when executed and delivered by the Company, will constitute a valid and binding obligation of the Company to the extent of the Company's obligations thereunder. This Agreement, the Operating Agreement, the License Agreement, the Rights Agreement, and the Stockholders Agreement are referred to collectively herein as the "Company Agreements."

    3.4 VALIDITY OF SHARES. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration expressed in this Agreement, shall be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws, assuming the accuracy of the representations and warranties of Purchaser set forth herein), fully-paid and non-assessable and free and clear of all liens and encumbrances (other than those, if any, created or imposed by Purchaser).


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    3.5  NO CONFLICT WITH OTHER INSTRUMENTS. The execution, delivery and performance by the Company of the Company Agreements will not result in any violation of or constitute a default under, with or without the passage of time or the giving of notice, (i) any provision of the Certificate or the Company's Bylaws; (ii) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or (iv) any statute, rule or governmental regulation applicable to the Company.

    3.6 NO DEFAULTS OR VIOLATIONS. The Company is not in violation of any term or provision of its Certificate or Bylaws, each as currently in effect, or any material term or provision of any indebtedness, mortgage, indenture, contract, agreement, judgment, statute, rule or regulation, or to the Company's knowledge, any decree or order.

    3.7 PRIVATE OFFERING. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Shares or any similar securities for issuance or sale to, or solicit any offering to acquire any of the same from, anyone so as to make the sale and issuance of the Shares subject to the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

    3.8 PRIOR REGISTRATION RIGHTS. Except as provided in the Rights Agreement, the Company is under no contractual obligation to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

                                  SECTION 4

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

    Purchaser hereby represents and warrants to the Company with respect to the purchase of the Shares as follows:

    4.1 EXPERIENCE. Purchaser has substantial experience in evaluating and investing in private placement transactions so that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company. Purchaser, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Shares under this Agreement.

    4.2 INVESTMENT. Purchaser is acquiring the Shares for investment for Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act by reason of a specific exemption therefrom, and that any such exemption would depend, among other things, upon the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed in this Agreement. Purchaser has not been formed for the specific purpose of acquiring the Shares.

    4.3 RULE 144. Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is


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available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring following the period of time prescribed by Rule 144, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

    4.4 NO PUBLIC MARKET. Purchaser understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Shares and that even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

     4.5 ACCESS TO DATA. Purchaser and its representatives have met with representatives of the Company and have had the opportunity to ask questions of, and receive answers from, said representatives concerning the Company and the terms and conditions of this transaction as well as to obtain any information requested by Purchaser. Any questions raised by Purchaser or its representatives concerning the transaction have been answered to the satisfaction of Purchaser and its representatives. Purchaser's decision to purchase the Shares is based in part on the answers to such questions as Purchaser and its representatives have raised concerning the transaction and on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

    4.6 AUTHORIZATION. All corporate action on the part of Purchaser, its officers, directors and stockholders necessary for authorization, execution, delivery and performance of all obligations under the Company Agreements have been taken or will be taken prior to Closing. The Company Agreements, when executed and delivered by Purchaser, will constitute legally binding and valid obligations of Purchaser, enforceable in accordance with their respective terms.

    4.7 TAX LIABILITY. Purchaser has reviewed with its own tax advisers the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser has relied solely on such advisers and not on any statements or representations of the Company or its agents. Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this Agreement.

                                  SECTION 5

                       CONDITIONS TO CLOSING OF PURCHASER

    Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

    5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 of this Agreement shall be true and correct in all material


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respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

    5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

    5.3 COMPLIANCE CERTIFICATE. The Company shall have delivered to Purchaser a certificate of the Company, executed by the President of the Company, dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

    5.4 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares.

    5.5 COMPANY AGREEMENTS. The Company shall have executed and delivered all of the Company Agreements.

    5.6 LEGAL MATTERS. All material matters of a legal nature which pertain to the Company Agreements, and the transactions contemplated hereby and thereby, shall have been reasonably approved by counsel to Purchaser.

                                  SECTION 6

                        CONDITIONS TO CLOSING OF COMPANY

    The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

    6.1  REPRESENTATIONS. The representations made by each Purchaser in
Section 4 of this Agreement shall be true and correct when made, and shall be true and correct on the Closing Date.

    6.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

    6.3 COMPLIANCE CERTIFICATE. Purchaser shall have delivered to the Company a certificate of Purchaser, executed by the President of Purchaser, dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 6.1 and 6.2 of this Agreement.

    6.4 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares.

    6.5 COMPANY AGREEMENTS. Purchaser shall have executed and delivered all of the Company Agreements.


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    6.6  LEGAL MATTERS. All material matters of a legal nature which pertain to this Agreement and the other Company Agreements and the transactions contemplated hereby and thereby, shall have been reasonably approved by counsel to the Company.

                                  SECTION 7

                      AFFIRMATIVE COVENANTS OF THE COMPANY

    7.1 INFORMATION. As long as purchaser (together with any permitted transferee affiliate of Purchaser) owns not less than 19.9% of the Company's then-issued and outstanding voting securities, the Company shall make available to purchaser copies of any budgets, financial statements and financial reports that the Company may prepare from time to time, and the Purchaser shall have the right, at its expense, to discuss the affairs, finances and accounts of the Company with the Company's officers, all at such reasonable times and as often as may be reasonably requested; PROVIDED, HOWEVER, that the Company shall not be obligated to provide any information that its Board of Directors reasonably considers to be a trade secret or to contain confidential information.

    7.2  TRANSFER OF INFORMATION RIGHTS. The information rights set forth in
Section 7.1 may be transferred in any nonpublic transfer of Shares, provided that the Company is given written notice of such transfer, and provided further that the right to receive the information may only be transferred to a holder of, or affiliated holders who in the aggregate hold, at least 19.9% of the Company's issued and outstanding voting securities. In the event that the Company reasonably determines that provision of information to a transferee pursuant to this Section 7.2 would materially adversely affect its proprietary position, such information may be edited in the manner necessary to avoid such effect.

    7.3 TERMINATION OF COVENANTS. The covenants set forth in Section 7.1 shall terminate on and be of no further force or effect upon the earlier of
(i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act, immediately subsequent to which the Company shall be obligated to file annual and quarterly reports with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act.

                                  SECTION 8

                                MISCELLANEOUS

    8.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

    8.2 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive the closing of the transactions contemplated hereby, and shall in no way be affected by any investigation of the subject matter hereof made by or on behalf of Purchaser or the Company.


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    8.3  SUCCESSORS AND ASSIGNS. Except as otherwise provided in this
Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement; provided, however, that the right of Purchaser to purchase the Shares shall not be assignable without the prior written consent of the Company.

    8.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant to this Agreement at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede all prior agreements and merge all prior discussions, negotiations, proposals and offers (written or oral) between them, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

    8.5 NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to Purchaser, at Purchaser's address set forth on the signature page hereto, or, at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to the Company, one copy should be sent to its offices and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchaser.

    Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and postage prepaid as aforesaid.

    8.6 DELAYS OR OMISSIONS. Except as expressly provided in this Agreement, no delay or omission to exercise any right, power or remedy accruing to Purchaser of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of Purchaser nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Purchaser of any breach or default under this Agreement, or any waiver on the part of Purchaser of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to Purchaser, shall be cumulative and not alternative.

    8.7 EXPENSES. The Company and Purchaser shall each bear their own expenses incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

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    8.8  COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

    8.9 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

    8.10 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

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    The foregoing COMMON STOCK PURCHASE AGREEMENT is hereby executed as of the date first above written.

"COMPANY"                               ACNIELSEN ERATINGS.COM



                                        By:
                                            --------------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------


"PURCHASER"                             NETRATINGS, INC.



                                        By:
                                            --------------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------



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